UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2024

Clover Leaf Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40625	85-2303279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Brickell Avenue, Suite 2520

Miami, FL 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 577-0031

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value and one Right to receive one-eighth (1/8) of one share of Class A Common Stock upon the consummation of an initial business combination	CLOEU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	CLOE	The Nasdaq Stock Market LLC
Rights, every eight (8) rights entitles the holder to receive one share of Class A Common Stock upon the consummation of an initial business combination	CLOER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 23, 2024, Clover Leaf Capital Corp. (the “Company”) received a deficiency notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that it is not in compliance with Nasdaq Listing Rule 5620(a), which requires that Nasdaq-listed companies hold an annual meeting of shareholders within twelve months of their fiscal year end (the “Annual Meeting Requirement”), because the Company did not hold an annual meeting of shareholders within twelve months of its fiscal year ended December 31, 2022. The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has 45 calendar days, or until March 8, 2024, to submit a plan to regain compliance with the Annual Meeting Requirement.

If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the Company’s fiscal year end, or until June 28, 2024, to regain compliance. However, there can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that, should Nasdaq accept the Company’s plan, the Company will be able to regain compliance within any extension period granted by Nasdaq. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Hearing Panel under Nasdaq Listing Rule 5815(a). If the Company fails to regain compliance with Nasdaq’s Listing Rules (including, to the extent granted by Nasdaq, any applicable extensions of time), the securities of the Company will be subject to delisting on The Nasdaq Stock Market.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clover Leaf Capital Corp.

Date: January 29, 2024	By:	/s/ Felipe MacLean
		Name:	Felipe MacLean
		Title:	Chief Executive Officer

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